SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT

                                 -------------

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): December 20, 1999



                       MORGAN STANLEY DEAN WITTER & CO.
            (Exact name of Registrant as specified in its Charter)




                                   Delaware
                           (State of Incorporation)


       1-11758                                              36-3145972
 (Commission File Number)                             (IRS Employer Id. Number)


    1585 Broadway                                              10036
    New York, New York                                         (Zip Code)
(Address of principal executive offices)

                                (212) 761-4000
             (Registrant's telephone number, including area code)


                                Not Applicable
         (Former Name or Former Address, If Changed Since Last Report)


Item 5.      Other Events

         On December 20, 1999, Morgan Stanley Dean Witter & Co., a Delaware corporation (the "Company"), declared a two-for-one stock split of the Company's Common Stock in the form of a 100% stock dividend payable January 26, 2000 to common stockholders of record as of January 12, 2000 (the "2000 Stock Split").

         In accordance with Rule 416 under the Securities Act of 1933, as amended, and the July 1997 telephone interpretation manual published by the staff of the Securities and Exchange Commission (the "Commission"), the Company hereby adjusts the number of shares of Common Stock and associated preferred stock purchase rights ("rights") registered with the Commission pursuant to its following outstanding Registration Statements as follows: (1) the Company hereby adjusts the number of shares of Common Stock and associated rights registered with the Commission on Form S-3 Registration Statement (File No. 33-92172) for issuance pursuant to the Share Purchase and Dividend Reinvestment Plan from 10,000,000 shares and associated rights to 40,000,000 shares and associated rights, to reflect the 2000 Stock Split and the Company's prior two-for-one stock split which was paid on January 14, 1997 to common stockholders of record as of December 26, 1996 (the "1997 Stock Split"); (2) the Company hereby adjusts the number of shares of Common Stock and associated rights registered with the Commission on Form S-8 Registration Statement (File No. 33-82242) for issuance pursuant to the Dean Witter Reynolds Inc. Financial Advisor Productivity Compensation Plan (formerly known as the Account Executive Productivity Compensation Plan) from 13,000,000 shares and associated rights to 26,000,000 shares and associated rights, to reflect the 2000 Stock Split (the Registration Statement had previously been amended to reflect the 1997 Stock Split); (3) the Company hereby adjusts the number of shares of Common Stock and associated rights registered with the Commission on Form S-8 Registration Statement (File No. 33-82244) for issuance pursuant to the Dean Witter Reynolds Inc. Branch Manager Compensation Plan from 1,000,000 shares and associated rights to 2,000,000 shares and associated rights, to reflect the 2000 Stock Split (the Registration Statement had previously been amended to reflect the 1997 Stock Split); (4) the Company hereby adjusts the number of shares of Common Stock and associated rights registered with the Commission on Form S-8 Registration Statement (File No. 33-63026) for issuance pursuant to the Dean Witter START Plan (Saving Today Affords Retirement Tomorrow) (formerly known as the Dean Witter Reynolds Inc. Employee Retirement Investment Plan) from 30,000,000 shares and associated rights to 60,000,000 shares and associated rights, to reflect the 2000 Stock Split (the Registration Statement had previously been amended to reflect the 1997 Stock Split); and (5) the Company hereby adjusts the number of shares of Common Stock and associated rights registered with the Commission on Form S-8 Registration Statement (File No. 333-62869) for issuance pursuant to the Dean Witter START Plan (Saving Today Affords Retirement Tomorrow) from 5,000,000 shares and associated rights, to 10,000,000 shares and associated rights, to reflect the 2000 Stock Split.


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      MORGAN STANLEY DEAN WITTER & CO.


                                      By:  /s/ Ronald T. Carman
                                          -----------------------------
                                         Name:  Ronald T. Carman
                                         Title: Assistant Secretary



Date:  January 26, 2000